SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
April 30, 2002

           Structured Asset Mortgage Investments Inc. (as Seller under a Trust and Pooling Agreement dated as of April 1, 2002 providing for the issuance of Structured Asset Mortgage Investments Trust 2002-3, Pass-Through Certificates, Series 2002-3)

STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	333-68542 (Commission File Number)	13-3633241 (IRS Employer Identification No.)

383 Madison Avenue, New York, New York               10179
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code (212) 272-2000

Not Applicable
(Former name or former address, if changed since last report.)

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

                     Exhibit No.

                     1.1 Terms Agreement dated as of April 26, 2002 between the Registrant and Bear, Stearns & Co. Inc.

                     4.1 Trust and Pooling Agreement dated as of April 1, 2002 among the Registrant, U.S. Bank National Association, as trustee, and U.S. Bank Trust National Association, as Delaware trustee.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
(Registrant)

Date: April 15, 2002	By: /s/ THOMAS MARANO Name: Thomas Marano Title: Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description	Sequentially Numbered Page

1.1	Terms Agreement dated as of April 26, 2002 between the Registrant and Bear, Stearns & Co. Inc.

4.1	Trust and Pooling Agreement dated as of April 1, 2002 among the Registrant, U.S. Bank National Association, as Trustee, and U.S. Bank Trust National Association.